SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  July 15, 1999




                           HOME BUILDING BANCORP, INC.
--------------------------------------------------------------------------------
            (Exact name of Registrant as specified in its Charter)




Indiana                     000-24896                  35-1935840
--------------------------------------------------------------------------------
(State or other         (Commission File             (IRS Employer
 jurisdiction of             Number)                  Identification
 incorporation)                                             No.)




200 East Van Trees Street, Washington, Indiana           47501
--------------------------------------------------------------------------------
(Address of principal executive offices)              (Zip Code)





Registrant's telephone number, including area code: (812) 254-2641
--------------------------------------------------------------------------------

ITEM 5.  OTHER ITEMS

     Attached as Exhibit 99 is the   registrant's  press  release dated July 15,
     1999 announcing its earnings results for the three and nine month periods ended June 30, 1999.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

         The exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 HOME BUILDING BANCORP, INC.



Date: July 19, 1999              By:  /s/ Bruce A. Beesley
                                      --------------------------------------
                                      Bruce A. Beesley
                                      President and Chief Executive Officer

                            EXHIBIT INDEX




Exhibit
Number                        Description
-------      --------------------------------------------------------

99           Press Release dated July 15, 1999.